UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Privia Health Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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P.O. BOX 8016, CARY, NC 27512-9903
Privia Health Group, Inc.
Important Notice Regarding the Availability of Proxy Materials
Stockholders Meeting to be held on May 24, 2023
For Stockholders of record as of March 27, 2023
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.
To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/PRVA
To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.
Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.
For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/PRVA
Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.
If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 12, 2023.
To order paper materials, use one of the following methods.
INTERNET TELEPHONE * E-MAIL www.investorelections.com/PRVA (866) 648-8133 paper@investorelections.com
When requesting via the Internet or telephone you will need the 12 digit * If requesting material by e-mail, please send a blank
e-mail with the 12 digit control number (located above) control number located in the shaded box above. in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.
Privia Health Group, Inc.
Meeting Type: Annual Meeting of Stockholders Date: Wednesday, May 24, 2023 Time: 11:00 AM, Eastern Time
Place: Annual Meeting of Stockholders to be held via a live webcast Please visit www.proxydocs.com/PRVA for more details.
You must register by May 23, 2023 5PM Eastern Time to attend the meeting online at www.proxydocs.com/PRVA
SEE REVERSE FOR FULL AGENDA

Privia Health Group, Inc.
Annual Meeting of Stockholders
THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR THE NOMINEES LISTED IN PROPOSAL 1, EVERY 1 YEAR FOR THE FREQUENCY OF ADVISORY VOTES IN PROPOSAL 2, AND FOR PROPOSAL 3
PROPOSAL
1. Election of Directors 1.01 Shawn Morris 1.02 Jeff Bernstein 1.03 Nancy Cocozza 1.04 David King 1.05 Thomas McCarthy 1.06 Will Sherrill 1.07 Bill Sullivan 1.08 Patricia Maryland 1.09 Jaewon Ryu, M.D.
2. Approval, on an advisory (non-binding) basis, of the frequency of future advisory votes on the compensation of our named executive officers.
3. Ratification of appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.
Note: Such other business as may properly come before the meeting or any adjournment or postponement thereof.